Exhibit 10.19

GUARANTY AGREEMENT

This Guaranty Agreement (this “Guaranty”) is made as of April 25, 2007, by TOM T. O’KEEFE (“Guarantor”), in favor of BENAROYA CAPITAL COMPANY, L.L.C., a Washington limited liability company (together with its universal successors, participants and assigns “Lender”).

PRELIMINARY STATEMENTS

A. Lender has agreed to make a loan (the “Loan”) to Tully’s Coffee Corporation, a Washington corporation (“Borrower”), in the maximum principal amount of Four Million and 00/100 Dollars ($4,000,000.00). Guarantor acknowledges that Lender would not make the Loan to Borrower without Guarantor’s execution and delivery to Lender of this Guaranty.

B. The Loan is, or will be, evidenced by that certain Promissory Note of even date, executed by Borrower and payable to the order of Lender in the principal face amount of Four Million and 00/100 Dollars ($4,000,000.00) (such note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

C. In connection with the Loan, Borrower has executed that certain Security Agreement of even date herewith (the “Security Agreement”). The Note, this Guaranty and the Security Agreement, and all other documents now or hereafter securing, guaranteeing or executed in connection with the Loan, are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents”.

STATEMENT OF AGREEMENTS

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”), this Guaranty being upon the following terms and conditions:

1. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Lender the payment when due and before the occurrence of an Event of Default, whether by lapse of time, by acceleration of maturity, or otherwise, of all principal, interest (including, but not limited to, interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, late charges, prepayment fees, costs, expenses, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to (a) the terms of the Note or any other Loan Documents, including any indemnifications contained in the Loan Documents, now or hereafter existing, and (b) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof (the indebtedness described in clauses (a) and (b) above in this Section 1 is herein collectively called the “Indebtedness”). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection. Lender may loan money and provide business and financial accommodations to or for the benefit of Borrower in excess of the Indebtedness without affecting Guarantor’s obligations to Lender under this Guaranty.

2. Primary Liability of Guarantor.

(a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or other party whatsoever.

(b) As used herein, the term “Event of Default” means the occurrence of one or more of the following events, individually or collectively: (i) default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate; (ii) the failure of Guarantor to perform completely and satisfactorily the covenants, terms and conditions of any of the Guaranteed Obligations; (iii) the dissolution or insolvency of Guarantor, or the appointment of a conservator for Guarantor, and such Guarantor is not replaced by another Guarantor satisfactory to Lender within thirty (30) days after the occurrence of such event; (iv) the inability of Guarantor to pay debts as they mature; (v) an assignment by Guarantor for the benefit of creditors; (vi) the institution of any proceeding by or against Guarantor in bankruptcy or for a reorganization or an arrangement with creditors, or for the appointment of a receiver, trustee or custodian for any of them or for any of their respective properties; (vii) the determination by Lender in good faith that a material adverse change has occurred in the financial condition of Guarantor; (viii) the issuance of a writ or order of attachment, levy or garnishment is issued against Guarantor; (ix) the falsity in any material respect of, or any material omission in, any representation made to Lender by Guarantor; or (x) any transfer of substantially all of the assets of Guarantor, without the Lender’s prior consent.

(c) Upon the occurrence of any Event of Default, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender, and Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor prior to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor prior to such demand of the creating or incurring of such indebtedness, all such notices being hereby waived by Guarantor, pay the amount due to Lender, and pay all damages and all costs and expenses that may arise in consequence of such Event of Default (including all attorneys’ fees and expenses, investigation costs, court costs, and any and all other costs and expenses incurred by Lender in connection with the collection and enforcement of the Note or any other Loan Document), whether or not suit is filed thereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. It shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute judicial or non-judicial foreclosure or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness, or to enforce any rights against any security that shall ever have been given to secure such indebtedness, or to join Borrower or any others liable for the payment of the Guaranteed Obligations or any part thereof in any action or proceeding to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from foreclosing any security agreement (a “Security Agreement”) now or hereafter securing all or any part of the Guaranteed Obligations, or from exercising any other rights or remedies under the Loan Documents, and if such foreclosure or other right or remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of any property encumbered by a Security Agreement or other collateral given for the Indebtedness or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of any property encumbered by a Security Agreement or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note and the other Loan Documents. Collection action may be taken or demand may be made against Borrower or against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any other party hereto.

3. Certain Agreements and Waivers by Guarantor.

(a) Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any limitation of liability or recourse in any other Loan Document or arising under any law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) any homestead exemption or any other exemption under applicable law; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any person or entity or collateral; (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations; (vii) the death of Borrower or the appointment of a conservator or guardian for Borrower; (viii) the insolvency, bankruptcy, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (ix) either with or without notice to or consent of Guarantor: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to depart from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other person or entity at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (x) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations; (xi) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and the Guarantor shall be responsible for obtaining for itself information regarding the Borrower, including, any changes in the business or financial condition of the Borrower, and the Guarantor acknowledges and agrees that the Lender shall have no duty to notify the Guarantor of any information which the Lender may have concerning the Borrower; (xii) whether for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations, or to pay the amount thereof to someone else; (xiii) the making of advances by Lender to protect its interest in any property encumbered by a Security Agreement, to preserve the value of any property encumbered by a Security Agreement or to facilitate performance of any term or covenant contained in any of the .Loan Documents; (xiv) the existence of any claim, counterclaim, set-off or other right that Guarantor may at any time have against Borrower, Lender, or any other person or entity, whether or not arising in connection with this Guaranty, the Note or any other Loan Document; (xv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or persons creating the Guaranteed Obligations acted outside the scope of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable on this Guaranty regardless of whether Borrower or any other person or entity be found not liable for the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xvi) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other person or entity, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; or (xvii) any other condition, event, omission, action or inaction that would in the absence of this Section 3(a) result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement.

(b) In the event any payment by Borrower or any other person or entity to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another person or entity (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

(c) If acceleration of the time for payment of any amount payable by Borrower under the Note or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

(d) Lender, at its option and in its sole discretion, may proceed against any collateral securing any of the Guaranteed Obligations by way of judicial or non-judicial foreclosure or any other lawful remedy for the enforcement of its rights, and the obligations of Guarantor under this Guaranty shall survive Lender’s exercise of any such right or remedy. Guarantor understands that Lender’s exercise of its rights and remedies including a non-judicial foreclosure of any Security Agreement could impair, eliminate or destroy subrogation, reimbursement, contribution, indemnification and other rights Guarantor may have against Borrower or others for amounts paid by Guarantor under this Guaranty. Nevertheless, Guarantor hereby waives and relinquishes any claim or defense based upon the loss of any such rights, election of remedies, discharge and satisfaction of the Guaranteed Obligations and, to the fullest extent permitted by law following a non-judicial foreclosure of any Security Agreement, any other claim or defense which may arise under applicable law. If any collateral securing the Guaranteed Obligations is foreclosed or realized upon whether judicially or non-judicially before Lender proceeds against Guarantor under this Guaranty, then Guarantor’s liability for the Guaranteed Obligations shall be the deficiency resulting from the judicial or non-judicial sale or other disposition; i.e., the difference between the amount of the Guaranteed Obligations on the day of the foreclosure sale or other disposition (including principal, accrued interest, attorneys’ fees including on appeal or otherwise), late charges and costs and expenses of foreclosure or other disposition) and the amount realized at the foreclosure sale or other disposition. To the fullest extent permitted by law, Guarantor waives the right to object to the amount that may be bid by Lender at any foreclosure sale. If not paid in full within thirty (30) days following Lender’s demand, Guarantor’s liability for any deficiency following a non-judicial foreclosure of any Security Agreement securing any of the Guaranteed Obligations shall bear interest from the date of the foreclosure sale, compounded monthly, at the default interest rate in the Note

(e) Guarantor acknowledges that Lender has no obligation to Guarantor to make and additional loans or advances to Borrower or to see to the proper use and application of the funds so advanced. Guarantor understands that the Guaranteed Obligations and this Guaranty can involve substantial risks for Guarantor and agrees that Lender is not a trustee or fiduciary for Guarantor and undertakes no duty, obligation, responsibility or special relationship to Guarantor or to see to proper use and application of any loan or advance or otherwise to protect and not act adversely to Guarantor’s interests. Any application or use of Loan proceeds or advances for purposes other than those provided for in the Loan Documents shall not defeat, limit or impair this Guaranty in whole or in part.

(f) Guarantor represents, warrants and covenants with Lender that Guarantor has not presently guaranteed any other indebtedness of Borrower and shall not guarantee any other indebtedness of Borrower unless such other lender shall enter into a written agreement with Lender that this Guaranty shall be superior to Guarantor’s guarantee of the other lender's indebtedness, the form and substance of such written agreement to be subject to Lender’s prior approval.

4. Subordination. If for any reason whatsoever. Borrower is now or hereafter becomes indebted to Guarantor:

(a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

(b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid; provided, however, that notwithstanding the foregoing, Guarantor is not prohibited from receiving (i) such reasonable management fees or reasonable salary from Borrower as Lender may find acceptable from time to time, and (ii) distributions from Borrower in an amount equal to any income taxes imposed on Guarantor which are attributable to Borrower’s income from any property encumbered by a Security Agreement;

(c) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereundcr and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 4, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 4, including execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences; now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

5. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon such other indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness or specifically required by law or agreement of Lender to be applied to the Indebtedness, in Lender’s sole discretion, be applied upon indebtedness of Borrower to Lender other than the Indebtedness. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity.

6. Lender Assigns. This Guaranty is for the benefit of Lender and Lender’s universal successors, participants and assigns. Lender may, at any time, sell, transfer, or assign the Guaranteed Obligations and the Loan Documents, and any or all servicing rights with respect thereto, or grant participations herein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement. In the event of any such sale; transfer or assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits under this Guaranty, to the extent applicable to the Guaranteed Obligations so sold, transferred or assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any sale, transfer or assignment of the Guaranteed Obligations or any part thereof, and agrees that failure to give notice of any such sale, transfer or assignment will not affect the liabilities of Guarantor hereunder. Lender is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Guaranteed Obligations or this Guaranty, including credit or other information on Borrower, Guarantor and/or any party liable, directly or indirectly, for any part of the Guaranteed Obligations, to any actual or prospective assignee or participant with respect to the Guaranteed Obligations, to any of Lender’s affiliates, to any regulatory body having jurisdiction over Lender, and to other parties as necessary or appropriate in Lender’s reasonable judgment.

7. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its right or obligations under this Guaranty, without the prior written consent of Lender in each instance. Upon the death of Guarantor, if Guarantor is a natural person or entity, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable.

8. Governing Law; Forum; Consent to Jurisdiction. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the laws of the State of Washington and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the nonexclusive jurisdiction of any state court, or any United States federal court, sitting or having jurisdiction in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting or having jurisdiction in the state of Washington, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting or having jurisdiction in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth at the end of this Guaranty, or at a subsequent address of which Lender receives actual notice from Guarantor in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction. Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Guarantor may otherwise be entitled under the laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Lender shall deem necessary and desirable.

9. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any person or entity or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other person or entity or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other persons or entities, or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

10. Attorneys’ Fees and Costs of Collection. Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including all attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the default interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations.

11. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

12. Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 12 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

13. Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that:

(a) Guarantor has a financial interest in the Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor;

(b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor;

(c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected;

(d) Guarantor will indemnify Lender from any loss, cost or expense as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect;

(e) there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor which would have a material adverse Impact on Guarantor's ability to pay and perform its obligations under this Guaranty;

(f) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor’s operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent;

(g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature;

(h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully apprised of Borrower’s financial and business condition;

(i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other person or entity; and

(j) Guarantor has read and fully understands the provisions contained in the Note and the other Loan Documents and is satisfied with the same in all respects.

Guarantor’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

14. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any person or entity in any situation or for any reason.

15. Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such tights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

16. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (a) with respect to any of the Guaranteed Obligations that survive the full and final payment of the indebtedness evidenced by the Note, (b) with respect to all obligations and liabilities of Guarantor under Section 10 and (c) as provided in Section 3(b).

17. Subrogation. Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Lender to make the Loan to Borrower.

18. Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

19. No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.

20. Interpretation. Lender may pursue Guarantor hereunder without being required (a) to pursue Borrower or any other person or entity, or (b) pursue rights and remedies under any Security Agreement and/or applicable law with respect to any property encumbered by a Security Agreement, or any other Loan Documents. Each married individual who executes this Guaranty represents to Lender that (a) the Guaranteed Obligations are of substantial and material benefit to his or her marital community, (b) this Guaranty is a community purpose guaranty, and (c) he or she intends to bind both his or her separate estate and his or her marital community for payment of the Guaranteed Obligations. The term “Lender” shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other gender. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty, The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

21. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

22. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement.

23. Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

24. Waiver of Jury Trial. BORROWER AND LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY CONTROVERSIES OR CLAIMS BETWEEN GUARANTOR AND LENDER, WHETHER ARISING IN CONTRACT, OR TORT OR BY STATUTE, THAT ARISE OUT OF OR RELATE TO (I) THIS GUARANTY (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS), OR (II) ANY OF THE OTHER LOAN DOCUMENTS (COLLECTIVELY A “CLAIM”). THlS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE IN GUARANTOR AND LENDER, AND GUARANTOR AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY AND THE LOAN DOCUMENTS. GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 26 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

THIS GUARANTY AND THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

THIS GUARANTY RESULTS IN YOUR WAIVER OF CERTAIN LEGAL RIGHTS AND DEFENSES, INCLUDING SUBROGATION RIGHTS AND ANY DEFENSE BASED ON THE LENDER’S ELECTION OF REMEDIES. IT IS

RECOMMENDED YOU CONSULT WITH YOUR OWN ATTORNEY BEFORE ENTERING INTO THIS AGREEMENT.

I CLEARLY UNDERSTAND THAT LENDER DOES NOT HAVE TO PURSUE THE BORROWER OR ANY OTHER OBLIGATED PARTY OR FORECLOSE OR REALIZE UPON ANY COLLATERAL BEFORE DEMANDING AND ENFORCING PAYMENT FROM ME. I FURTHER UNDERSTAND THAT I WILL HAVE TO PAY THE AMOUNTS THEN DUE EVEN IF BORROWER OR ANY OTHER GUARANTOR OR OBLIGATED PARTY DOES NOT MAKE PAYMENT OR IS OTHERWISE RELIEVED OF THE OBLIGATION OF MAKING PAYMENT.

[Signatures of Guarantors Appear on the Following Page]

IN WITNESS WHEREOF, Guarantor duly executed this Guaranty as of the date first written above.

GUARANTOR:

Tom T. O’Keefe

Address of Guarantor:

1100 Olive Way, Suite 340 Seattle, WA 98101

Lender’s address for notices:

1100 Olive Way, Suite 1700 Seattle, WA 98101 Attention: Larry R. Benaroya

With a copy to:

David N. Lombard, Esq.
Jameson, Babbitt, Stites & Lombard, P.L.L.C.
999 Third Avenue, Suite 1900
Seattle, WA 98104

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